Exhibit 21
                                                                  ----------
Subsidiaries of the Registrant
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
                                                    Owned by
Subsidiary                                           Lynch
----------                                           -----
Brighton Communications Corporation ............     100.0%
  Lynch Telephone Corporation IV ...............     100.0%
    Bretton Woods Telephone Company ............     100.0%
    World Surfer, Inc. .........................     100.0%
  Lynch Kansas Telephone Corporation ...........     100.0%
    Lynch Telephone Corporation VI .............      98.0%
      JBN Telephone Company, Inc. ..............      98.0%
        JBN Finance Corporation ................      98.0%
    Giant Communications, Inc. .................     100.0%
    Lynch Telephone Corporation VII ............     100.0%
      USTC Kansas, Inc. ........................     100.0%
       Haviland Telephone Company, Inc. ........     100.0%
         Haviland Finance Corporation ..........     100.0%
  DFT Communications Corporation ...............     100.0%
    Dunkirk & Fredonia Telephone Company .......     100.0%
      Cassadaga Telephone Company ..............     100.0%
        Macom, Inc. ............................     100.0%
      Comantel, Inc. ...........................     100.0%
        Erie Shore Communications, Inc. ........     100.0%
        D&F Cellular Telephone, Inc. ...........     100.0%
    DFT Long Distance Corporation ..............     100.0%
    DFT Local Service Corporation ..............     100.0%
  LMT Holding Corporation ......................     100.0%
    Lynch Michigan Telephone Holding Corporation     100.0%
      Upper Peninsula Telephone Company ........     100.0%
      Alpha Enterprises Limited ................     100.0%
        Upper Peninsula Cellular North, Inc. ...     100.0%
        Upper Peninsula Cellular South, Inc. ...     100.0%

  Global Television, Inc. ......................     100.0%

  Inter-Community Acquisition Corporation ......     100.0%

  Home Transport Service, Inc. .................     100.0%

  Lynch Capital Corporation ....................     100.0%

  Lynch Entertainment, L.L.C ...................     100.0%
  Lynch Entertainment Corporation II ...........     100.0%

  Lynch Multimedia Corporation .................     100.0%
    CLR Video, L.L.C ...........................      60.0%
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
                                    Owned by
Subsidiary                                                 Lynch
----------                                                 -----
The Morgan Group, Inc. ...........................     70.1%(V)/54.4%(O)
  Morgan Drive Away, Inc. ........................     70.1%(V)/54.4%(O)
    Transport Services Unlimited, Inc. ...........     70.1%(V)/54.4%(O)
  Interstate Indemnity Company ...................     70.1%(V)/54.4%(O)
  Morgan Finance, Inc. ...........................     70.1%(V)/54.4%(O)
  TDI, Inc. ......................................     70.1%(V)/54.4%(O)
    Home Transport Corporation ...................     70.1%(V)/54.4%(O)
    MDA Corporation ..............................     70.1%(V)/54.4%(O)

  Lynch PCS Communications Corporation ...........     100.0%
    Lynch PCS Corporation A ......................     100.0%
    Lynch PCS Corporation F ......................     100.0%
    Lynch PCS Corporation G ......................     100.0%
    Lynch PCS Corporation H ......................     100.0%

  Lynch Telephone Corporation ....................      83.1%
    Western New Mexico Telephone Company, Inc. ...      83.1%
    Interactive Networks Corporation .............      83.1%
    WNM Communications Corporation ...............      83.1%
    Wescel Cellular, Inc. ........................      83.1%
      Wescel Cellular of New Mexico, L.P. ........      42.4%
    Wescel Cellular, Inc. II .....................      83.1%
      Northwest New Mexico Cellular, Inc. ........      40.6%
      Northwest New Mexico Cellular of New Mexico,      20.7%
L.P. .............................................
        Enchantment Cable Corporation ............      83.1%
  Lynch Telephone II, L.L.C ......................     100.0%
    Inter-Community Telephone Company, L.L.C .....     100.0%
      Inter-Community Telephone Company II, L.L.C      100.0%


Inter-Community Acquisition Corporation
    Valley Communications, Inc. ..................     100.0%
  Lynch Telephone Corporation III ................      81.0%
    Cuba City Telephone Exchange Company .........      81.0%
    Belmont Telephone Company ....................      81.0%
  Lynch Telephone Corporation IX .................     100.05
    Central Scott Telephone Company ..............     100.0%
    CST Communications, Inc. .....................     100.0%

 Notes: (V)=Percentage voting control; (O)=Percentage of equity ownership

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